Expected Future Lease Payments Under Operating Leases (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Loss Contingencies [Line Items]
2015	$ 356
2016	25
2017	12
2018 and thereafter	0
Operating Leases, Future Minimum Payments Due, Total	$ 393